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Semi-Annual Report

April 30, 2001

MuniYield
Quality
Fund, Inc.

www.mlim.ml.com

                          MUNIYIELD QUALITY FUND, INC.

The Benefits and Risks of Leveraging

MuniYield Quality Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                                    MuniYield Quality Fund, Inc., April 30, 2001

DEAR SHAREHOLDER

For the six months ended April 30, 2001, the Common Stock of MuniYield Quality Fund, Inc. earned $0.409 per share income dividends, which included earned and unpaid dividends of $0.0697. This represents a net annualized yield of 5.69%, based on a month-end net asset value of $14.49 per share. During the same period, the total investment return on the Fund's Common Stock was +5.34%, based on a change in per share net asset value from $14.18 to $14.49, and assuming reinvestment of $0.407 per share income dividends.

For the six-month period ended April 30, 2001, the Fund's Auction Market Preferred Stock had an average yield of 4.39% for Series A, 3.82% for Series B, 3.67% for Series C and 3.76% for Series D.

The Municipal Market Environment

During the six months ended April 30, 2001, the direction of long-term fixed-income bond yields was affected by the continued decline in US economic activity, volatile US equity markets, and most importantly, the reaction of the Federal Reserve Board to these factors. A preliminary estimate for the first quarter of 2001 gross national product growth was recently released at 2%, much higher than expected by most economic analysts. While this estimate is subject to revision in the coming months, its initial level denotes that US economic activity remains far below its growth potential. Additionally, inflationary pressures have remained well contained, largely in the 2%-3% range. These factors combined to promote a very favorable financial environment for bonds, and when coupled with significant declines in US equity markets in late 2000, especially the NASDAQ, pushed US Treasury bond yields lower.

By mid-December, the Federal Reserve Board announced that economic conditions warranted the cessation of the series of short-term interest rate increases. Given a supportive economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus on the ongoing US Treasury debt reduction programs and forecasts of sizable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer-maturing US Treasury securities. These factors combined to help push US Treasury bond yields significantly lower.

In early January 2001, the Federal Reserve Board lowered short-term interest rates by 50 basis points (0.50%), citing declining consumer confidence and weakening industrial production and retail sales growth. Similar reasons were given for an additional 50 basis point reduction in short-term interest rates by the Federal Reserve Board at the end of January 2001. These interest rate cuts triggered a significant rebound in many US equity indexes, reducing the appeal of a large number of US fixed-income securities. Additionally, many investors, believing that the Federal Reserve Board's actions in January 2001 as well as those anticipated in the coming months would quickly restore US economic growth to earlier levels, sold US Treasury bonds to realize recent profits. At the end of January 2001, long-term US Treasury bonds yielded approximately 5.50%, a decline of more than 25 basis points since the end of October 2000.

In response to weakening employment, a decline in business investments and profits, and fears of ongoing weak consumer spending, the Federal Reserve Board continued to lower short-term interest rates in March and April in an effort to foster higher US economic activity. Long-term taxable fixed-income interest rates responded by declining to recent historic lows. By late March 2001, long-term US Treasury bond yields declined an additional 25 basis points to 5.26%.

However, in April, US equity markets, particularly the NASDAQ, rallied strongly on the expectation that the Federal Reserve Board would take steps to restore economic activity and corporate profitability. Throughout much of April many investors reallocated assets out of US Treasury securities into equities. Corporate bond issuance remained heavy, providing an additional investment alternative to US Treasury issues. Under these various pressures, US Treasury bond prices declined sharply and yields rose to 5.78% by the end of April. During the past six months, long-term US Treasury bond yields, although exhibiting considerable volatility, remained unchanged.

By April 2001, the tax-exempt bond market also reacted to the Federal Reserve Board's actions and equity market volatility, but its reaction was muted in both intensity and degree. Throughout most of the past six months, long-term municipal bond yields traded in a range between 5.45%-5.60%. In mid-March, the tax-exempt bond market rallied to 5.40%, following the Federal Reserve Board's most recent monetary easing. With tax-exempt bond yield ratios in excess of 95% relative to their US Treasury counterparts during most of the period, investor demand was particularly strong during periods of declining equity prices. Strong equity markets in April 2001, as well as the possibility that the Federal Reserve Board was close to the end of its interest rate reduction cycle, lowered much of the investor demand and long-term tax-exempt bond yields rose throughout April. As measured by the Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt bond yields rose to approximately 5.63% at the end of the period. Despite the price reversal in April, long-term municipal bond yields declined more than 10 basis points.

The recent relative outperformance of the tax-exempt bond market was particularly impressive given the dramatic increase in long-term municipal bond issuance during April 2001. Historically low municipal bond yields continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields rose in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, more than $115 billion in long-term tax-exempt bonds was issued, an increase of over 25% compared to the same period a year ago. During the three-month period ended April 30, 2001, tax-exempt bond issuance was particularly heavy with more than $66 billion in long-term municipal bonds underwritten, an increase of over 40% compared to the same period ended April 30, 2000. More than $20 billion in municipal securities was issued in April 2001, a 20% increase compared to April 2000.

Historically, April has been a period of weak demand for tax-exempt products as investors are often forced to liquidate bond positions to meet Federal and state tax payments. In April 2001, there was no appreciable selling by retail accounts. It has been noted that thus far in 2001, new net cash inflows into municipal bond mutual funds have exceeded $4 billion compared to net new cash outflows of nearly $9 billion for the same period a year ago. This suggests that the positive technical structure of the municipal market has remained intact. Also, the coming months of June and July tend to be periods of strong retail demand in response to the larger-coupon income payments and proceeds from bond maturities these months generate. Additionally, short-term tax-exempt interest rates are poised to move lower. Seasonal tax pressures have kept short-term municipal rates artificially high, although not as high as in recent years. We believe all of these factors should enhance the tax-exempt market's technical position in the coming months.

Looking forward, the municipal market's direction appears uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary policy to a greater extent than investors currently expect. The prospect of two or three additional interest rate easings may push fixed-income bond yields, including municipal bond yields, lower. However, should the cumulative 200 basis point reduction in short-term interest rates by the Federal Reserve Board and the proposed Federal tax reform combine to quickly restore consumer confidence and economic activity, tax-exempt bond rates may not decline further. Given the strong technical position of the municipal market, we believe the tax-exempt market is poised to continue to outperform its taxable counterpart in the coming months.

Portfolio Strategy

In response to significant national economic and fiscal developments during the six-month period ended April 30, 2001, we adopted a more defensive strategy. Specifically, the Federal Reserve Board acted aggressively to rekindle economic growth by lowering short-term interest rates, while significant Federal tax relief packages were proposed to Congress. We believe both of these developments will increase growth and inflationary expectations. Additionally,


                                     2 & 3

                                    MuniYield Quality Fund, Inc., April 30, 2001

municipal market yields dropped to the lowest levels since the spring of 1999. We shifted the Fund to a more defensive stance by purchasing premium coupon bonds and/or selling bonds with longer maturities. The Fund did remain materially fully invested to enhance shareholder income and maintained its overall credit quality profile. At April 30, 2001, the Fund had approximately 88% of net assets in bonds rated A or better (the majority of which were rated
AAA) by at least one of the major bond rating agencies.

Looking ahead, we expect to remain fully invested in the municipal market and to retain the current credit quality profile. We will look for opportunities in the market provided by new municipal issuance to structure the portfolio more favorably. We also expect to retain our current position until the effects of recent monetary stimulus and any proposed tax cuts are exhibited in the economy. The drop in short-term interest rates engineered by the Federal Reserve Board should provide a favorable backdrop for the Fund's borrowing costs. A decline in borrowing costs can generate additional income for the Fund's Common Stock shareholders from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield Quality Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Michael Kalinoski

Michael Kalinoski
Vice President and
Portfolio Manager

May 30, 2001

PROXY RESULTS

During the six-month period ended April 30, 2001, MuniYield Quality Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 25, 2001. The description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------------
                                                                                   Shares Voted     Shares Withheld
                                                                                        For           From Voting
--------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:  Terry K. Glenn                                   25,418,152          478,196
                                   James H. Bodurtha                                25,418,491          477,857
                                   Herbert I. London                                25,415,433          480,915
                                   Roberta Cooper Ramo                              25,413,734          482,614
--------------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2001, MuniYield Quality Fund, Inc.'s Preferred Stock shareholders (Series A, B, C and D) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 25, 2001. The description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------------
                                                                                  Shares Voted     Shares Withheld
                                                                                       For           From Voting
--------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: James H. Bodurtha, Terry K. Glenn,
   Herbert I. London, Joseph L. May, Andre F. Perold and Roberta Cooper Ramo
   as follows:
                                         Series A                                     1,754               0
                                         Series B                                     1,723               0
                                         Series C                                     1,976               4
                                         Series D                                     1,756              42
--------------------------------------------------------------------------------------------------------------------


                                     4 & 5

                                    MuniYield Quality Fund, Inc., April 30, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                           S&P    Moody's  Face
STATE                    Ratings  Ratings Amount    Issue                                                                      Value
====================================================================================================================================
Alabama--0.2%            A1       VMIG1@  $ 1,200   Columbia, Alabama, IDB, PCR, Refunding (Alabama Power Company
                                                    Project), VRDN, Series A, 4.50% due 5/01/2022 (g)                        $ 1,200
====================================================================================================================================
Alaska--0.6%                                        Valdez, Alaska, Marine Terminal Revenue Refunding Bonds:
                         NR*      NR*      3,500      (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024                 3,475
                         A1+      VMIG1@     300      (Exxon Pipeline Company Project), VRDN, Series C, 4.40%
                                                      due 12/01/2033 (g)                                                         300
====================================================================================================================================
Arizona--1.5%            AAA      Aaa      2,000    Mesa, Arizona, IDA, Revenue Bonds (Discovery Health System), Series A,
                                                    5.875% due 1/01/2014 (k)                                                   2,150
                         -----------------------------------------------------------------------------------------------------------
                         AA+      NR*      3,250    Phoenix, Arizona, GO, Refunding, DRIVERS, Series 173, 10.579%
                                                    due 7/01/2008 (m)                                                          4,512
                         -----------------------------------------------------------------------------------------------------------
                         AAA      NR*      2,640    Phoenix, Arizona, IDA, S/F Mortgage Revenue Refunding Bonds (The
                                                    Phoenix Authority), AMT, Series 1B, 6% due 6/01/2031 (f)(h)                2,972
====================================================================================================================================
California--2.5%                                    California Pollution Control Financing Authority, PCR, Refunding
                                                    (Pacific Gas and Electric), VRDN (g):
                         A1+      NR*        900      AMT, Series B, 5% due 11/01/2026                                           900
                         A1+      NR*      4,000      Series C, 5.70% due 11/01/2026                                           4,000
                         -----------------------------------------------------------------------------------------------------------
                         NR*      Aaa      4,000    California State, GO, Refunding, RIB, Series 470x, 7.58%
                                                    due 2/01/2010 (k)(m)                                                       4,860
                         -----------------------------------------------------------------------------------------------------------
                         AAA      NR*      5,750    Los Angeles, California, Water and Power Revenue Refunding Bonds,
                                                    DRIVERS, Series 185, 6.103% due 7/01/2013 (k)(m)                           6,181
====================================================================================================================================
Colorado--12.5%          AA       NR*      3,830    Boulder County, Colorado, Hospital Development Revenue Bonds
                                                    (Longmont United Hospital Project), 6% due 12/01/2030                      3,894
                         -----------------------------------------------------------------------------------------------------------
                         AA       Aa2      2,000    Colorado HFA, Revenue Bonds, AMT, Senior Series E-2, 7% due 2/01/2030      2,193
                         -----------------------------------------------------------------------------------------------------------
                                                    Colorado HFA, Revenue Bonds (S/F Program):
                         NR*      Aa2      1,555      AMT, Senior Series A-1, 7.40% due 11/01/2027                             1,691
                         NR*      Aa2      2,250      AMT, Senior Series B-2, 6.80% due 4/01/2030                              2,485
                         NR*      Aa2      4,290      Senior Series B-3, 6.50% due 10/01/2029                                  4,672
                         NR*      Aa2      6,250      Series B-3, 6.55% due 10/01/2016                                         6,876
                         -----------------------------------------------------------------------------------------------------------
                                                    Colorado HFA, Revenue Refunding Bonds (S/F Program):
                         NR*      Aa2     14,170      AMT, Senior Series A-2, 6.60% due 5/01/2028                             15,500
                         AA       Aa2      3,300      AMT, Senior Series C-2, 8.40% due 10/01/2021 (e)                         3,688
                         NR*      Aa2      2,500      AMT, Senior Series C-2, 7.05% due 4/01/2031                              2,793
                         AA       Aa2     10,100      AMT, Senior Series C-2, 7.25% due 10/01/2031                            11,182
                         AA       Aa2      2,750      Senior Series C-3, 7.15% due 10/01/2030                                  3,090
                         -----------------------------------------------------------------------------------------------------------
                         NR*      Aaa      4,550    Colorado Health Facilities Authority, Hospital Revenue Bonds
                                                    (Swedish Medical Center Project), Series A, 6% due 1/01/2003 (l)           4,877
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      8,500    Denver, Colorado, City and County Airport Revenue Bonds, AMT, Series D,
                                                    7.75% due 11/15/2013                                                      10,415
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      6,405    Denver, Colorado, City and County, COP, Series B, 5.75% due
                                                    12/01/2018 (a)                                                             6,705
====================================================================================================================================
District of              AAA      Aaa      6,000    District of Columbia, GO, Refunding, DRIVERS, Series 152, 6.531% due
Columbia--2.7%                                      6/01/2013 (i)(m)                                                           6,505
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      4,000    District of Columbia, GO, Series A, 5.50% due 6/01/2012                    4,207
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      3,000    District of Columbia, Revenue Refunding Bonds (Catholic University of
                                                    America Project), 5.625% due 10/01/2029 (a)                                3,032
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      4,000    Washington, D.C., Convention Center Authority, Dedicated Tax Revenue
                                                    Bonds, Senior Lien, 4.75% due 10/01/2028 (a)                               3,506
====================================================================================================================================
Florida--0.4%            NR*      B1       2,840    Palm Bay, Florida, Lease Revenue Refunding Bonds (Florida Education
                                                    and Research Foundation Project), Series A, 7% due 9/01/2024               2,515
====================================================================================================================================
Georgia--3.3%            AA       Aa3      4,825    Atlanta, Georgia, GO, Series A, 6.125% due 12/01/2004 (l)                  5,301
                         -----------------------------------------------------------------------------------------------------------
                         A        VMIG1@     300    Burke County, Georgia, Development Authority, PCR, Refunding
                                                    (Georgia Power Company Plant--Vogtle Project), VRDN, 2nd Series,
                                                    4.50% due 4/01/2025 (g)                                                      300
                         -----------------------------------------------------------------------------------------------------------
                                                    Georgia Municipal Electric Authority, Power Revenue Refunding Bonds,
                                                    Series Y (c):
                         A        A3       4,750      10% due 1/01/2010                                                        6,529
                         A        A3         250      10% due 1/01/2010                                                          347
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      3,000    Georgia State, GO, Series E, 6.75% due 12/01/2012                          3,559
                         -----------------------------------------------------------------------------------------------------------
                         A        A3       4,785    Monroe County, Georgia, Development Authority, PCR, Refunding (Oglethorpe
                                                    Power Corporation--Scherer), Series A, 6.80% due 1/01/2011                 5,407
====================================================================================================================================
Hawaii--1.2%             AAA      Aaa      7,055    Honolulu, Hawaii, City and County, GO, Series A, 6.25%
                                                    due 4/01/2014 (d)                                                          7,973
====================================================================================================================================
Illinois--8.7%           NR*      Aaa      5,000    Chicago, Illinois, Board of Education, GO, RIB, Series 467, 6.96%
                                                    due 12/01/2027 (a)(m)                                                      5,248
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa     10,000    Chicago, Illinois, Board of Education, School Reform, GO,
                                                    Refunding, Series A, 5.46%** due 12/01/2025 (d)                            2,367
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa     12,495    Chicago, Illinois, GO (Lakefront Millennium Parking Facilities),
                                                    5.125% due 1/01/2028 (k)                                                  11,834
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      2,875    Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series C, 7% due
                                                    3/01/2032 (h)                                                              3,180
                         -----------------------------------------------------------------------------------------------------------
                         BBB+     Baa1    15,000    Illinois Development Finance Authority, PCR, Refunding (Illinois Power
                                                    Company Project), Series A, 7.375% due 7/01/2021                          16,298
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      2,130    Illinois Development Finance Authority Revenue Bonds (Presbyterian
                                                    Home Lake Project), Series B, 6.25% due 9/01/2017                          2,263
                         -----------------------------------------------------------------------------------------------------------
                         NR*      A1       3,750    Illinois Student Assistance Commission, Student Loan Revenue Refunding
                                                    Bonds, AMT, Sub-Series CC, 6.875% due 3/01/2015                            3,860
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa     10,000    University of Illinois, University Revenue Bonds (Auxiliary Facilities
                                                    System), Series A, 6% due 4/01/2030 (k)                                   10,726
====================================================================================================================================

Portfolio
Abbreviations

To simplify the listings of MuniYield Quality Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT         Alternative Minimum Tax (subject to)
COP         Certificates of Participation
DRIVERS     Derivative Inverse Tax-Exempt Receipts
EDA         Economic Development Authority
GO          General Obligation Bonds
HDA         Housing Development Authority
HFA         Housing Finance Agency
IDA         Industrial Development Authority
IDB         Industrial Development Board
PCR         Pollution Control Revenue Bonds
RIB         Residual Interest Bonds
RITR        Residual Interest Trust Receipts
S/F         Single-Family
VRDN        Variable Rate Demand Notes


                                     6 & 7

                                    MuniYield Quality Fund, Inc., April 30, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                           S&P    Moody's  Face
STATE                    Ratings  Ratings Amount    Issue                                                                     Value
====================================================================================================================================
Indiana--5.6%                                       De Kalb County, Indiana, Redevelopment Authority Revenue Bonds
                                                    (Mini-Mill), Series A (b):
                         AAA      NR*    $ 3,000      6.50% due 1/15/2014                                                   $  3,265
                         AAA      NR*      3,220      6.625% due 1/15/2017                                                     3,531
                         -----------------------------------------------------------------------------------------------------------
                         AAA      NR*      2,500    Indiana Bond Bank Revenue Bonds (State Revolving Fund Program),
                                                    Series A, 6.875% due 2/01/2012                                             2,769
                         -----------------------------------------------------------------------------------------------------------
                         BBB      Baa2     9,800    Indianapolis, Indiana, Airport Authority, Special Facilities
                                                    Revenue Bonds (Federal Express Corporation Project), AMT, 7.10%
                                                    due 1/15/2017                                                             10,363
                         -----------------------------------------------------------------------------------------------------------
                         AA       NR*     15,000    Indianapolis, Indiana, Local Public Improvement Bond Bank
                                                    Revenue Refunding Bonds, Series D, 6.75% due 2/01/2020                    15,960
====================================================================================================================================
Kansas--0.6%                                        Kansas City, Kansas, Utility System Revenue Refunding Bonds (d):
                         AAA      NR*      1,140      6.375% due 9/01/2004 (l)                                                 1,255
                         AAA      Aaa      2,360      6.375% due 9/01/2023                                                     2,538
====================================================================================================================================
Kentucky--2.7%           AAA      Aaa      4,225    Kentucky Housing Corporation, Housing Revenue Bonds, AMT,
                                                    Series B, 6.625% due 7/01/2026 (e)                                         4,416
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      6,570    Lexington--Fayette Urban County Government, Kentucky,
                                                    Governmental Program Revenue Bonds (University of Kentucky
                                                    Alumni Association Inc. Project), 6.75% due 11/01/2004 (k)(l)              7,341
                         -----------------------------------------------------------------------------------------------------------
                         NR*      A3       5,250    Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                                    (TJ International Project), AMT, 7% due 6/01/2024                          5,466
====================================================================================================================================
Louisiana--1.6%          AAA      Aaa      9,000    Louisiana Local Government, Environmental Facilities,
                                                    Community Development Authority Revenue Bonds (Capital Projects
                                                    and Equipment Acquisition), Series A, 6.30% due 7/01/2030 (a)             10,182
====================================================================================================================================
Massachusetts--3.2%                                 Massachusetts Bay Transportation Authority, Revenue Refunding Bonds
                                                    (General Transportation System), Series A:
                         AA       Aa2      3,730      7% due 3/01/2011                                                         4,435
                         AA       Aa2      3,550      7% due 3/01/2014                                                         4,241
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      3,000    Massachusetts State, HFA, Housing Development Revenue Refunding
                                                    Bonds, Series B, 5.40% due 12/01/2028 (k)                                  2,959
                         -----------------------------------------------------------------------------------------------------------
                                                    Massachusetts State, HFA, S/F Housing Revenue Bonds:
                         A+       Aa3      3,250      Series 33, 6.35% due 6/01/2017                                           3,388
                         A+       Aa3      2,760      Series 37, 6.35% due 6/01/2017                                           2,864
                         -----------------------------------------------------------------------------------------------------------
                         NR*      Aa3      2,500    Massachusetts State Revenue Bonds, RIB, Series 420, 7.03%
                                                    due 12/15/2014 (m)                                                         2,827
====================================================================================================================================
Michigan--1.6%           BBB+     Baa1    10,150    Dickinson County, Michigan, Economic Development Corporation,
                                                    PCR, Refunding (Champion International Corporation Project),
                                                    5.85% due 10/01/2018                                                      10,057
====================================================================================================================================
Mississippi--0.6%        NR*      Aaa      3,440    Mississippi Home Corporation, S/F Revenue Refunding Bonds, AMT,
                                                    Series I, 7.375% due 6/01/2028 (h)                                         3,818
====================================================================================================================================
Missouri--0.7%                                      Missouri State Housing Development Commission, S/F Mortgage
                                                    Revenue Bonds (h):
                         AAA      NR*      2,000      (Homeowner Loan), AMT, Series B-1, 7.45% due 9/01/2031                   2,273
                         AAA      NR*      1,955      Series C-1, 6.55% due 9/01/2028                                          2,151
====================================================================================================================================
Nevada--0.9%             AAA      Aaa      5,710    Washoe County, Nevada, School District, GO, 5.875%
                                                    due 6/01/2017 (i)                                                          6,018
====================================================================================================================================
New Jersey--1.5%         AAA      NR*      7,500    New Jersey State Transportation Trust Fund Authority, Revenue
                                                    Refunding Bonds, DRIVERS, Series 172, 8.807% due 6/15/2010 (k)(m)          9,833
====================================================================================================================================
New York--11.9%          AAA      Aaa      8,085    New York City, New York, City Municipal Water Finance Authority,
                                                    Water and Sewer System Revenue Bonds, RITR, Series FR-6, 7.045%
                                                    due 6/15/2026 (k)(m)                                                       8,562
                         -----------------------------------------------------------------------------------------------------------
                                                    New York City, New York, GO:
                         NR*      Aaa      6,920      RIB, Series 394, 7.61% due 8/01/2016 (k)(m)                              7,985
                         A        A2       5,000      Series B, 5.875% due 8/15/2013                                           5,297
                         AAA      NR*      7,000      Series F, 5.75% due 2/01/2015 (i)                                        7,313
                         A        A2       9,055      Series F, 5.75% due 2/01/2019                                            9,319
                         A        A2       5,000      Series K, 6.25% due 4/01/2006 (l)                                        5,590
                         -----------------------------------------------------------------------------------------------------------
                                                    New York City, New York, GO, Refunding:
                         A        A2       5,000      Series B, 7.25% due 8/15/2007                                            5,798
                         A        A2       5,000      Series E, 6.50% due 2/15/2006                                            5,503
                         A        A2       9,325      Series G, 5.75% due 2/01/2017                                            9,634
                         A        A2       2,315      Series J, 6% due 8/01/2017                                               2,448
                         -----------------------------------------------------------------------------------------------------------
                         AAA      NR*      4,000    New York State Dormitory Authority, Revenue Refunding Bonds
                                                    (State University), Series B, 7.50% due 5/15/2011 (i)                      4,763
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      3,500    New York State Thruway Authority, Local Highway and Bridge
                                                    Service Contract Revenue Refunding Bonds, 6% due 4/01/2012 (k)             3,831
====================================================================================================================================
North Carolina--1.9%                                Iredell County, North Carolina, Public Facilities, Corporate
                                                    Installment Payment Revenue Bonds (School Projects) (a):
                         NR*      Aaa      2,180      6% due 6/01/2014                                                         2,375
                         NR*      Aaa      1,000      6% due 6/01/2017                                                         1,076
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      7,625    North Carolina Eastern Municipal Power Agency, Power System
                                                    Revenue Refunding Bonds, Series B, 7% due 1/01/2008 (k)                    8,707
====================================================================================================================================
Ohio--0.6%               A1+      VMIG1@   1,800    Cuyahoga County, Ohio, Hospital Revenue Bonds (The Cleveland Clinic),
                                                    VRDN, Series D, 4.50% due 1/01/2026 (g)                                    1,800
                         -----------------------------------------------------------------------------------------------------------
                         AA       NR*      2,000    Jackson, Ohio, Hospital Facilities Revenue Bonds (Consolidated Health
                                                    System--Jackson Hospital), 6.125% due 10/01/2020                           2,089
====================================================================================================================================
Oklahoma--0.3%                                      Tulsa, Oklahoma, Airports Improvement Trust, General Revenue Bonds
                                                    (Tulsa International Airport), AMT, Series B:
                         AAA      Aaa      1,000      6% due 6/01/2019                                                         1,045
                         AAA      Aaa      1,000      6.125% due 6/01/2026                                                     1,053
====================================================================================================================================
Oregon--1.3%             NR*      Aaa      7,500    Portland, Oregon, Sewer System Revenue Bonds, RIB, Series 386,
                                                    6.91% due 8/01/2020 (d)(m)                                                 8,391
====================================================================================================================================
Pennsylvania--0.3%       AAA      Aaa      2,000    Allegheny County, Pennsylvania, Port Authority, Special
                                                    Transportation Revenue Bonds, 6% due 3/01/2009 (l)                         2,228
====================================================================================================================================
Rhode Island--0.4%       AAA      Aaa      2,500    Providence, Rhode Island, GO, Series A, 5.70% due 7/15/2019 (i)            2,581
====================================================================================================================================


                                     8 & 9

                                    MuniYield Quality Fund, Inc., April 30, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                           S&P    Moody's  Face
STATE                    Ratings  Ratings Amount    Issue                                                                     Value
====================================================================================================================================
South Carolina--3.6%     A        A1     $10,000    Fairfield County, South Carolina, PCR (South Carolina Electric
                                                    and Gas Company), 6.50% due 9/01/2014                                   $ 10,573
                         -----------------------------------------------------------------------------------------------------------
                         BBB+     Baa1     7,900    Richland County, South Carolina, Solid Waste Disposal Facilities
                                                    Revenue Bonds (Union Camp Corporation Project), AMT, Series A,
                                                    6.75% due 5/01/2022                                                        8,034
                         -----------------------------------------------------------------------------------------------------------
                         NR*      NR*      3,800    Spartanburg County, South Carolina, Solid Waste Disposal Facilities
                                                    Revenue Bonds (BMW Project), AMT, 7.55% due 11/01/2024                     4,044
====================================================================================================================================
South Dakota--0.8%       AAA      Aa1      4,865    South Dakota HDA, Homeownership Mortgage Revenue Refunding Bonds,
                                                    Series A, 6.45% due 5/01/2022                                              4,976
====================================================================================================================================
Tennessee--4.6%          AAA      Aaa     17,000    Chattanooga, Tennessee, IDB, Lease Rent Revenue Bonds (Southside
                                                    Redevelopment Corporation), 5.875% due 10/01/2024 (a)                     17,781
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      5,000    Memphis--Shelby County, Tennessee, Airport Authority, Airport
                                                    Revenue Bonds, AMT, Series D, 6.25% due 3/01/2018 (a)                      5,364
                         -----------------------------------------------------------------------------------------------------------
                                                    Tennessee HDA, Revenue Bonds (Homeownership Program), AMT, Series 2C:
                         AA       Aa2      1,750      5.90% due 7/01/2010                                                      1,879
                         AA       Aa2      2,075      6.10% due 7/01/2013                                                      2,207
                         AA       Aa2      2,390      6.20% due 7/01/2015                                                      2,524
====================================================================================================================================
Texas--8.3%              AAA      Aaa     10,000    Austin, Texas, Water and Wastewater System, Revenue Refunding
                                                    Bonds, Series B, 5.25% due 5/15/2031 (i)                                   9,592
                         -----------------------------------------------------------------------------------------------------------
                         NR*      Aaa      1,000    Bell County, Texas, Health Facilities Development Revenue Bonds
                                                    (Lutheran General Health Care System), 6.50% due 7/01/2019 (c)             1,148
                         -----------------------------------------------------------------------------------------------------------
                         NR*      Aaa      5,235    Denton, Texas, Utility System, Revenue Bonds, RIB, Series 369, 7.41% due
                                                    12/01/2017 (i)(m)                                                          5,983
                         -----------------------------------------------------------------------------------------------------------
                                                    Gregg County, Texas, Health Facilities Development Corporation,
                                                    Hospital Revenue Bonds (Good Shepherd Medical Center Project):
                         AA       NR*      6,000      6.875% due 10/01/2020                                                    6,580
                         AA       NR*      2,600      6.375% due 10/01/2025                                                    2,732
                         -----------------------------------------------------------------------------------------------------------
                         NR*      NR*      5,000    Harris County, Texas, Health Facilities Development Corporation,
                                                    Hospital Revenue Bonds (Memorial Hospital System Project),
                                                    Series A, 6.60% due 6/01/2004 (l)                                          5,499
                         -----------------------------------------------------------------------------------------------------------
                         A1+      NR*      6,200    Harris County, Texas, Health Facilities Development Corporation,
                                                    Hospital Revenue Refunding Bonds (Methodist Hospital),
                                                    VRDN, 4.35% due 12/01/2025 (g)                                             6,200
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa     30,000    Houston, Texas, Water and Sewer System, Revenue Refunding Bonds,
                                                    Junior Lien, Series A, 5.358%** due 12/01/2021 (i)                         9,145
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      1,155    Texas Housing Agency, Residential Development Mortgage Revenue
                                                    Bonds, Series A, 7.50% due 7/01/2015 (e)(j)                                1,191
                         -----------------------------------------------------------------------------------------------------------
                         AAA      Aaa      4,600    Travis County, Texas, Health Facilities Development Corporation,
                                                    Revenue Refunding Bonds (Ascension Health Credit), Series A, 6.25%
                                                    due 11/15/2014 (k)                                                         5,036
====================================================================================================================================
Utah--3.8%                                          Salt Lake City, Utah, Hospital Revenue Refunding Bonds (IHC Hospitals
                                                    Incorporated):
                         AAA      Aa2     15,000      6.30% due 2/15/2015                                                     16,593
                         AAA      Aaa      4,375      6.30% due 2/15/2015 (a)                                                  4,895
                         -----------------------------------------------------------------------------------------------------------
                         A-       NR*      2,710    West Valley City, Utah, Redevelopment Agency, Tax Increment
                                                    Revenue Bonds, 6% due 3/01/2024                                            2,714
====================================================================================================================================
Virginia--3.8%           AAA      Aaa      6,000    Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                                    Refunding Bonds, AMT, Series A, 6.05% due 2/01/2009                        6,525
                         -----------------------------------------------------------------------------------------------------------
                         AA+      Aa1     17,435    Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                                    Series A, 7.15% due 1/01/2033                                             17,919
====================================================================================================================================
Washington--2.8%                                    Washington State, GO:
                         AA+      Aa1      7,500      Series A and AT-6, 6.25% due 2/01/2011                                   8,392
                         AA+      Aa1      9,000      Series S-4, 5.75% due 1/01/2013                                          9,561
====================================================================================================================================
West Virginia--0.8%      A        A3       5,000    Braxton County, West Virginia, Solid Waste Disposal Revenue Bonds
                                                    (Weyerhaeuser Company Project), AMT, 6.50% due 4/01/2025                   5,084
====================================================================================================================================
Wisconsin--0.6%          AA       Aa3      3,800    Wisconsin Housing and EDA, Housing Revenue Bonds, AMT, Series D,
                                                    7.20% due 11/01/2013                                                       3,957
====================================================================================================================================
Puerto Rico--1.0%                                   Puerto Rico Electric Power Authority, Power Revenue Bonds:
                         AAA      Aaa      3,000      Series HH, 5.75% due 7/01/2012 (i)                                       3,297
                         AAA      Aaa      2,435      Trust Receipts, Class R, Series 16 HH, 7.122% due 7/01/2013 (m)          2,823
====================================================================================================================================
                         Total Investments (Cost--$613,338)--99.4%                                                           637,154

                         Other Assets Less Liabilities--0.6%                                                                   3,812
                                                                                                                            --------
                         Net Assets--100.0%                                                                                 $640,966
                                                                                                                            ========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   Connie Lee Insured.
(c)   Escrowed to maturity.
(d)   FGIC Insured.
(e)   FHA Insured.
(f)   FHLMC Collateralized.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(h)   FNMA/GNMA Collateralized.
(i)   FSA Insured.
(j)   GNMA Collateralized.
(k)   MBIA Insured.
(l)   Prerefunded.
(m) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
 *    Not Rated.
** Represent a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
 @    Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of April 30, 2001 were as follows:

-------------------------------------------------------------
                                                   Percent of
S&P Rating/Moody's Rating                          Net Assets
-------------------------------------------------------------
AAA/Aaa........................................      49.8%
AA/Aa..........................................      24.9
A/A............................................      13.0
BBB/Baa........................................       7.0
B/B............................................       0.4
NR (Not Rated).................................       2.0
Other*.........................................       2.3
-------------------------------------------------------------
* Temporary investments in short-term municipal securities.


                                    10 & 11

                                    MuniYield Quality Fund, Inc., April 30, 2001

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL


                         As of April 30, 2001
====================================================================================================================================
Assets:                  Investments, at value (identified cost--$613,337,754)........................                  $637,154,297
                         Receivables:
                           Interest...................................................................   $ 10,263,589
                           Securities sold............................................................      3,933,910     14,197,499
                                                                                                         ------------
                         Prepaid expenses and other assets............................................                        73,911
                                                                                                                        ------------
                         Total assets.................................................................                   651,425,707
                                                                                                                        ------------
====================================================================================================================================
Liabilities:             Payables:
                           Securities purchased.......................................................      9,713,061
                           Dividends to shareholders..................................................        406,206
                           Investment adviser.........................................................        256,903     10,376,170
                                                                                                         -------------
                         Accrued expenses and other liabilities.......................................                        83,666
                                                                                                                        ------------
                         Total liabilities............................................................                    10,459,836
                                                                                                                        ------------
====================================================================================================================================
Net Assets:              Net assets...................................................................                  $640,965,871
                                                                                                                        ============
====================================================================================================================================
Capital:                 Capital Stock (200,000,000 shares authorized):
                           Preferred Stock, par value $.05 per share (8,000 shares of AMPS* issued
                           and outstanding at $25,000 per share liquidation preference)...............                  $200,000,000
                           Common Stock, par value $.10 per share (30,425,258 shares issued and
                           outstanding)...............................................................   $  3,042,526
                         Paid-in capital in excess of par.............................................    423,867,420
                         Undistributed investment income--net.........................................      3,933,935
                         Accumulated realized capital losses on investments--net......................    (13,694,553)
                         Unrealized appreciation on investments--net..................................     23,816,543
                                                                                                         ------------
                         Total--Equivalent to $14.49 net asset value per share of Common Stock
                         (market price--$13.51).......................................................                   440,965,871
                                                                                                                        ------------
                         Total capital................................................................                  $640,965,871
                                                                                                                        ============
====================================================================================================================================

                       * Auction Market Preferred Stock.

                         See Notes to Financial Statements.


STATEMENT OF OPERATIONS

                         For the Six Months Ended April 30, 2001
====================================================================================================================================
Investment               Interest and amortization of premium and discount earned.....................                  $ 18,254,000
Income:
====================================================================================================================================
Expenses:                Investment advisory fees.....................................................   $  1,604,340
                         Commission fees..............................................................        245,934
                         Accounting services..........................................................         92,661
                         Transfer agent fees..........................................................         50,002
                         Professional fees............................................................         40,183
                         Printing and shareholder reports.............................................         19,361
                         Directors' fees and expenses.................................................         17,336
                         Listing fees.................................................................         16,914
                         Custodian fees...............................................................         16,912
                         Pricing fees.................................................................          8,932
                         Other........................................................................         18,818
                                                                                                         ------------
                         Total expenses...............................................................                     2,131,393
                                                                                                                        ------------
                         Investment income--net.......................................................                    16,122,607
                                                                                                                        ------------
====================================================================================================================================
Realized &               Realized gain on investments--net............................................                     3,882,304
Unrealized               Change in unrealized appreciation on investments--net........................                     5,745,453
Gain on                                                                                                                 ------------
Investments--Net:        Net Increase in Net Assets Resulting from Operations.........................                  $ 25,750,364
                                                                                                                        ============
====================================================================================================================================

                         See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      For the Six        For the
                                                                                                     Months Ended       Year Ended
                         Increase (Decrease) in Net Assets:                                         April 30, 2001    Oct. 31, 2000
===================================================================================================================================
Operations:              Investment income--net..................................................... $  16,122,607       32,312,498
                         Realized gain (loss) on investments--net...................................     3,882,304       (6,671,571)
                         Change in unrealized appreciation/depreciation on investments--net.........     5,745,453       26,889,941
                                                                                                     -------------    -------------
                         Net increase in net assets resulting from operations......................     25,750,364       52,530,868
                                                                                                     -------------    -------------
===================================================================================================================================
Dividends to             Investment income--net:
Shareholders:              Common Stock............................................................    (12,376,995)     (24,863,521)
                           Preferred Stock.........................................................     (3,878,360)      (8,079,920)
                                                                                                     -------------    -------------
                         Net decrease in net assets resulting from dividends to shareholders.......    (16,255,355)     (32,943,441)
                                                                                                     -------------    -------------
===================================================================================================================================
Net Assets:              Total increase in net assets..............................................      9,495,009       19,587,427
                         Beginning of period.......................................................    631,470,862      611,883,435
                                                                                                     -------------    -------------
                         End of period*............................................................  $ 640,965,871    $ 631,470,862
                                                                                                     ==============   =============
===================================================================================================================================
                        *Undistributed investment income--net                                        $   3,933,935    $   4,066,683
                                                                                                     ==============   =============
===================================================================================================================================

                         See Notes to Financial Statements.


                                    12 & 13

                                    MuniYield Quality Fund, Inc., April 30, 2001

FINANCIAL HIGHLIGHTS

                The following per share data and ratios have been derived  For the Six
                from information provided in the financial statements.     Months Ended        For the Year Ended October 31,
                                                                             April 30,  -------------------------------------------
                Increase (Decrease) in Net Asset Value:                        2001        2000      1999          1998        1997
===================================================================================================================================
Per Share       Net asset value, beginning of period ....................   $  14.18    $  13.54   $  15.58     $  15.17   $  14.57
Operating                                                                   --------    --------   --------     --------   --------
Performance:    Investment income--net ..................................        .54        1.07       1.07         1.12       1.13
                Realized and unrealized gain (loss) on investments--net .        .31         .66      (2.04)         .40        .59
                                                                            --------    --------   --------     --------   --------
                Total from investment operations ........................        .85        1.73       (.97)        1.52       1.72
                                                                            --------    --------   --------     --------   --------
                Less dividends to Common Stock shareholders from
                investment income--net ..................................       (.41)       (.82)      (.86)        (.88)      (.89)
                                                                            --------    --------   --------     --------   --------
                Effect of Preferred Stock activity:
                  Dividends to Preferred Stock shareholders from
                  investment income--net ................................       (.13)       (.27)      (.21)        (.23)      (.23)
                                                                            --------    --------   --------     --------   --------
                Net asset value, end of period ..........................   $  14.49    $  14.18   $  13.54     $  15.58   $  15.17
                                                                            ========    ========   ========     ========   ========
                Market price per share, end of period ...................   $  13.51    $12.0625   $12.0625     $15.5625   $14.4375
                                                                            ========    ========   ========     ========   ========
===================================================================================================================================
Total           Based on market price per share .........................     15.46%++     7.03%    (17.61%)      14.33%     19.58%
Investment                                                                  ========    ========   ========     ========   ========
Return:**       Based on net asset value per share ......................      5.34%++    12.09%     (7.62%)       8.93%     11.03%
                                                                            ========    ========   ========     ========   ========
===================================================================================================================================
Ratios Based    Total expenses*** .......................................       .96%*       .99%       .95%         .91%       .94%
on Average                                                                  ========    ========   ========     ========   ========
Net Assets      Total investment income--net*** .........................      7.28%*      7.74%      7.17%        7.30%      7.69%
Of Common                                                                   ========    ========   ========     ========   ========
Stock:          Amount of dividends to Preferred Stock shareholders .....      1.75%*      1.94%      1.41%        1.50%      1.56%
                                                                            ========    ========   ========     ========   ========
                Investment income--net, to Common Stock shareholders ....      5.53%*      5.81%      5.76%        5.80%      6.13%
                                                                            ========    ========   ========     ========   ========
===================================================================================================================================
Ratios Based    Total expenses ..........................................       .66%*       .67%       .66%         .64%       .65%
on Total                                                                    ========    ========   ========     ========   ========
Average Net     Total investment income--net ............................      5.03%*      5.23%      4.99%        5.12%      5.32%
Assets:***+                                                                 ========    ========   ========     ========   ========
===================================================================================================================================
Ratios Based    Dividends to Preferred Stock shareholders ...............      3.91%*      4.03%      3.21%        3.51%      3.51%
on Average                                                                  ========    ========   ========     ========   ========
Net Assets
Of Preferred
Stock:
===================================================================================================================================
Supplemental    Net assets, net of Preferred Stock, end of period
Data:           (in thousands) ..........................................   $440,966    $431,471   $411,883     $473,898   $461,647
                                                                            ========    ========   ========     ========   ========
                Preferred Stock outstanding, end of period (in thousands)   $200,000    $200,000   $200,000     $200,000   $200,000
                                                                            ========    ========   ========     ========   ========
                Portfolio turnover ......................................     34.38%      51.19%     91.78%       42.95%     36.87%
                                                                            ========    ========   ========     ========   ========
===================================================================================================================================
Leverage:       Asset coverage per $1,000 ...............................   $  3,205    $  3,157   $  3,059     $  3,369   $  3,308
                                                                            ========    ========   ========     ========   ========
===================================================================================================================================
Dividends Per   Series A--Investment income--net ........................   $    544    $  1,024   $    824     $    961   $    864
Shares On                                                                   ========    ========   ========     ========   ========
Preferred       Series B--Investment income--net ........................   $    474    $  1,015   $    779     $    879   $    892
Stock                                                                       ========    ========   ========     ========   ========
Outstanding:    Series C--Investment income--net ........................   $    455    $    999   $    809     $    815   $    884
                                                                            ========    ========   ========     ========   ========
                Series D--Investment income--net ........................   $    466    $  1,002   $    787     $    856   $    873
                                                                            ========    ========   ========     ========   ========
===================================================================================================================================

  *   Annualized.
 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock
      shareholders.
  +   Includes Common and Preferred Stock average net assets.
 ++   Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield Quality Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on


                                    14 & 15

                                    MuniYield Quality Fund, Inc., April 30, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of October 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the six months ended April 30, 2001, the Fund reimbursed FAM an aggregate of $30,417 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2001 were $215,784,466 and $217,287,334, respectively.

Net realized gains for the six months ended April 30, 2001 and net unrealized gains as of April 30, 2001 were as follows:

--------------------------------------------------------------------
                                             Realized    Unrealized
                                               Gains        Gains
--------------------------------------------------------------------
Long-term investments .................     $3,882,304   $23,816,543
                                            ----------   -----------
Total .................................     $3,882,304   $23,816,543
                                            ==========   ===========
--------------------------------------------------------------------

As of April 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $23,816,543, of which $28,244,228 related to appreciated securities and $4,427,685 related to depreciated securities. The aggregate cost of investments at April 30, 2001 for Federal income tax purposes was $613,337,754.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 2001 and the year ended October 31, 2000 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2001 were as follows: Series A, 3.30%; Series B, 3.30%; Series C, 3.55%; and Series D, 3.50%.

Shares issued and outstanding during the six months ended April 30, 2001 and the year ended October 31, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $129,191 as commissions.

5. Capital Loss Carryforward:

At October 31, 2000, the Fund had a net capital loss carryforward of approximately $12,528,000, of which $1,083,000 expires in 2004, $3,645,000 expires in 2007 and $7,800,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On May 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.069700 per share, payable on May 30, 2001 to shareholders of record as of May 16, 2001.


                                    16 & 17

                                    MuniYield Quality Fund, Inc., April 30, 2001

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Arthur Zeikel, Director of MuniYield Quality Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MQY


                                     18 & 19

[LOGO] Merrill Lynch  Investment Managers
                                                               [GRAPHIC OMITTED]

MuniYield Quality Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Quality Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield
Quality Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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